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                                                                    Exhibit 10.3


                                 SIXTH AMENDMENT
                                TO LOAN AGREEMENT


         THIS SIXTH AMENDMENT TO LOAN AGREEMENT is entered into as of the 31st day of October, 2003, by and between AESP, INC., a Florida corporation (formerly known as Advanced Electronic Support Products, Inc.), a Florida corporation (the "Borrower") and COMMERCEBANK, N.A. (the "Bank").

                                    RECITALS:

A. Borrower and Bank entered into that certain loan agreement (the "Loan Agreement") dated September 23, 1999 under the terms of which Bank agreed to lend Borrower $3,500,000.

B. Borrower and Bank executed and delivered that certain First Amendment to Loan Agreement (the First Amendment") dated September 2, 2000 between them. In connection with the First Amendment, Borrower executed and delivered to Bank that certain Renewal Promissory Note dated September 2, 2000 (the "Renewal Note") in the original principal amount of $3,500,000.

C. Borrower and Bank executed and delivered that certain Second Amendment to Loan Agreement (the Second Amendment") dated March 16, 2001 between them. In connection with the Second Amendment, Borrower executed and delivered to Bank that certain Renewal Promissory Note dated March 16, 2001 (the "Second Renewal Note") in the original principal amount of $4,000,000.

D. Borrower and Bank executed and delivered that certain Third Amendment to Loan Agreement (the Third Amendment") dated September 21, 2001 between them. In connection with the Third Amendment, Borrower executed and delivered to Bank that certain Renewal Promissory Note dated September 21, 2001 (the "Third Renewal Note") in the original principal amount of $4,000,000.

E. Borrower and Bank executed and delivered that certain Extension Letter Agreement (the "Letter Agreement") dated September 18, 2002 between them, which, among other things, extended the term of the Line of Credit until January 23, 2003and reduced the Maximum Line of Credit Amount to $1,900,000.

F. Borrower and Bank executed and delivered that certain Fourth Amendment to Loan Agreement (the Fourth Amendment") dated January 17, 2003 between them. In connection with the Fourth Amendment, Borrower executed and delivered to Bank that certain Renewal Promissory Note dated January 17, 2003 (the "Fourth Renewal Note") in the original principal amount of $1,900,000.

G. Borrower and Bank executed and delivered that certain Fifth Amendment to Loan Agreement (the Fifth Amendment") dated August 15, 2003 between them. In connection with the Fifth Amendment, Borrower executed and delivered to Bank that certain Renewal Promissory Note dated August 15, 2003 (the "Fifth Renewal Note") in the original principal amount of $1,900,000.

H. Borrower and Bank desire to amend certain terms of the Loan Agreement, as amended, pursuant to the terms hereof to among other things extend the term of the Line of Credit.

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         NOW, THEREFORE, in consideration of the agreements set forth herein and other good and valuable consideration, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used herein shall have the same meanings as used in Section 1 of the Loan Agreement, unless otherwise defined in this Sixth Amendment.

         SECTION 2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended in the following respects:

                  (a) MANDATORY PREPAYMENT, RELEASE OF COLLATERAL, PERMANENT REDUCTION AND TERMINATION OF LINE OF CREDIT. The existing section 2.9 of the Loan Agreement shall be deleted and replaced by the following:

                           "2.9 MANDATORY PREPAYMENT, RELEASE OF COLLATERAL,
                  PERMANENT REDUCTION AND TERMINATION OF LINE OF CREDIT. (a) Borrower shall close a new lending arrangement (the "KBK Facility") with KBK Financial, Inc. ("KBK"), by October 31, 2003, the initial proceeds (the "Initial Proceeds") of which shall be paid to Lender via wire transfer directly from KBK as a prepayment of the Line of Credit. The Initial Proceeds of the KBK Facility shall not be less than Nine Hundred Thousand Dollars ($900,000). For purposes of the preceding sentence, the amount of the Initial Proceeds shall be determined by determining the difference of the (i) total amount of domestic accounts receivable purchased by KBK, less (ii) direct commissions and expenses in connection with obtaining the KBK Facility of not more than $70,000. To the extent the Initial Proceeds do not completely repay all amounts outstanding under the Line of Credit, Borrower shall apply any additional proceeds (the "Additional Proceeds") received from KBK under the KBK Facility to repay the outstanding principal balance on the Line of Credit until the total of the Initial Proceeds and the Additional Proceeds equals One Million Two Hundred Thousand Dollars ($1,250,000). All payments of Initial Proceeds and Additional Proceeds shall permanently reduce the Maximum Line of Credit Amount by the amount of such prepayment. Borrower agrees to provides Bank with copies of all documentation associated with the KBK Facility.

                           (b) KBK and Lender shall enter into an Intercreditor
                  Agreement (the "Intercreditor Agreement") in the form of the attached Exhibit A, to which Borrower agrees to acknowledge and consent. Subject to receipt of the Initial Proceeds and all parties execution and delivery of the Intercreditor Agreement, Lender hereby waives, releases and discharges any security interest and all other claims or interest that Creditor may have in all Purchased Accounts (as defined in the Intercreditor Agreement), regardless of (a) when KBK's security interest in the Purchased Accounts became perfected,
                  (b) when the Purchased Accounts were purchased, (C)) the value of the Purchased Accounts, (d) the consideration given or promised for the Purchased Accounts, or (e) the amount Creditor is owed by AESP. Lender agrees to file amendments to Lender's financing statements evidencing such release of collateral. Notwithstanding any other provision of this Loan Agreement or the Security Agreement, Lender consents to Borrower's granting to KBK a security interest in all of it's personal property provided that such security interest is subordinated to Lender with respect to Creditor Primary Collateral (as defined in the Intercreditor Agreement).

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                           (c) On or before April 20, 2004 Borrower shall
                  satisfy all outstanding Obligations to Lender under the Line of Credit. On the earlier to occur of a prepayment of all Obligations hereunder or April 20, 2004, the Lender's obligations to make Advances under the Line of Credit shall be terminated, the Maximum Line of Credit Amount shall be reduced to zero ($0), and all of Borrower's Obligations under the Loan Agreement shall be immediately due and payable. Borrower acknowledges that Borrower's obligations under this section are not dependent on the availability of any particular form of credit or any other condition.

                           (b) OTHER CONFORMING CHANGES: The Loan Agreement is
                  amended as follows:

                                    (i) DEFINITION OF ELIGIBLE RECEIVABLES. Item
(e) of the definition of eligible receivables shall be amended and restated to read as follows:

                                    "(e) The Receivable is not subject to any
Lien (subject only to Permitted Liens other than any superior liens in favor of KBK), and Borrower has not made and will not make any further assignment thereof or create any further security interest therein, nor permit Borrower's rights therein to be breached by attachment, levy, garnishment or other judicial process (a Receivable that is subject to a "price protection" or "stock rotation agreement" shall be eligible but shall qualify only to the extent of the amount actually owed at the applicable time under the terms os such agreements by the applicable Receivable Debtor);"

                                    (ii) DEFINITION OF LINE OF CREDIT NOTE. The
definition of Line of Credit Note shall be amended and restated to read as follows:

                           "LINE OF CREDIT NOTE" shall mean that certain Sixth Renewal Promissory Note, dated October 31, 2003, of Borrower to Lender in the aggregate principal amount of One Million Nine Hundred Thousand Dollars ($1,900,000) which Sixth Renewal Promissory Note amended, renewed and updated that certain Fifth Renewal Promissory Note, dated August 15, 2003 executed by Borrower, in favor of Lender.

                                    (iii) DEFINITION OF LINE OF CREDIT MATURITY
DATE. The definition of Line of Credit Maturity Date shall be amended and restated to read as follows:

                           "LINE OF CREDIT MATURITY DATE" shall mean April 20, 2004, or such earlier date as payment of the Line of Credit shall be due and payable in full, whether by mandatory prepayment, acceleration or otherwise.

                                    (iv) DEFINITION OF LOAN DOCUMENTS. The
definition of the term "LOAN DOCUMENTS" in the Loan Agreement shall include this Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Letter Agreement, the Third

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Amendment, the Second Amendment, the First Amendment, the Line of Credit Note,
the Fifth Renewal Note, the Security Agreement, the Commitment Letter and all other documents executed and delivered by the parties which evidence, secure or otherwise relate to the transaction contemplated by this Sixth Amendment.

                                    (v) DEFINITION OF MAXIMUM LINE OF CREDIT
AMOUNT. The definition of Maximum Line of Credit Amount shall be amended and restated to read as follows:

                            "MAXIMUM LINE OF CREDIT AMOUNT" shall mean One
                           Million Nine Hundred Thousand Dollars ($1,900,000), subject to reduction as described in Section 2.9 of this Agreement".

                                    (vi) DEFINITION OF PERMITTED LIENS. The
definition of permitted Liens in the Loan Agreement shall be amended by deleting the and after (vi) replacing the period after item (vii) with "; and" and inserting a new item (viii) which reads as follows: "(viii) any lien in favor of KBK which conforms to the terms of the Intercreditor Agreement."

                                    (vii) ADDITION TO EVENTS OF DEFAULT. Add the
following to Section 6.1 of the Loan Agreement:

                           "(m) Borrower's failure to make the prepayments required under Section 2.9 of the Loan Agreement

         SECTION 3. NO EVENT OF DEFAULT. Borrower hereby certifies to Bank that
(a) it has kept, observed, performed and fulfilled each and every covenant, provision and condition of the Loan Agreement and the other Loan Documents on its part to be performed, (b) that all representations and warranties of the Borrower made in the Loan Agreement are true and correct as of the date hereof EXCEPT FOR those representations and warranties which are made as of a particular date, which such representations and warranties are true and correct as of such date, (c) that no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default has occurred and is continuing under the Loan Agreement, both before and after giving effect to the amendment contemplated hereby, except any Event of Default that has previously occurred and which has been specifically waived in writing by the Bank, and (d) as of the date of this Sixth Amendment, Borrower has no defenses or counterclaims with respect to Bank's rights to collect all amounts due to it under the Loan Documents. Notwithstanding the preceding sentence, the parties acknowledge that the Borrower is not in compliance with Sections 5.14(a) & (b) of the Loan Agreement at the period ending September 30, 2003 ("9/30/03 Covenant Defaults"). Lender hereby waives any Event of Default relating to the 9/30/03 Covenant Default. Lender's waiver in the preceding sentence shall not obligate Lender to waive similar defaults or Events of Default in the future, or act as a waiver of any other default or Event of Default for which Lender may or may not be aware.

         SECTION 4. LOAN AGREEMENT CONFIRMED. The Loan Agreement, as amended hereby, is reaffirmed and restated herein by Borrower and Bank, and said Loan Agreement is hereby incorporated herein by reference as fully as if set forth in its entirety in this Sixth Amendment.

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         SECTION 5. CONDITIONS PRECEDENT TO BANK'S OBLIGATIONS. Banks
obligations under this Sixth Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (a) Borrower shall have executed and deliver this Sixth Amendment, the Sixth Renewal Note, a consent and acknowledgment of the Intercreditor Agreement and all other documents requested by Bank and all Loan Documents shall be in full force and effect.

                  (b) Bank shall have received (i) a certificate of the secretary of Borrower certifying that attached thereto are true and correct copies of (A) the bylaws of Borrower, as amended through the date of such certification and (B) resolutions duly adopted by Borrower's board of directors authorizing the execution, delivery and performance of the Loan Documents to which Borrower is a party, which resolutions have not been altered or amended in any respect and remain in full force and effect, (ii) the names of each of the officers of Borrower authorized to execute and deliver the Loan Documents; (iii) a certificate of the applicable State authority, dated as of a recent date, as to the good standing of Borrower; and (iv) a certificate of the Florida Department of State, dated as of a recent date, certifying that attached are true and correct copies of the articles of incorporation of the Borrower filed with such agency.

                  (c) Borrower shall cause to be delivered to Bank such other documents, certificates or affidavits as may be reasonably requested by Bank in connection with consummating the transaction evidenced by this Sixth Amendment.

                  (d) An opinion of counsel from counsel to Borrower in a form reasonably satisfactory to Lender.

                  (e) Borrower shall pay to lender an extension fee in the amount of Twenty Five Thousand Dollars ($25,000) on the date of this Sixth Agreement.

                  (f) Borrower shall pay Lender all of its costs and expenses incurred in connection with this such Amendment, the Intercreditor Agreement and th transactions contemplated herein, including, without limitation, Borrower's attorneys fees.

         SECTION 6.  MISCELLANEOUS.

                  (a) INVALIDITY. In the event that any one or more of the provisions contained in this Sixth Amendment shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Sixth Amendment.

                  (b) COUNTERPARTS. This Sixth Amendment may be executed in several counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (c) REFERENCE. From and after the effective date hereof, all references to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended by this Sixth Amendment.

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                  (d) GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PRINCIPLES.

                  (e) GOVERNING DOCUMENT. In the event of a conflict between the terms and conditions of this Sixth Amendment and the Commitment Letter, the terms and conditions of this Sixth Amendment shall control in all respects.

                            SIGNATURE PAGE TO FOLLOW



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         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Loan Agreement to be duly executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.

                                      BORROWER:


                                      AESP, INC.


                                      By: /s/ Slav Stein
                                         -------------------------------------
                                      Name:    Slav Stein
                                      Its:     President


                                      BANK:


                                      COMMERCEBANK, N.A.


                                      By:  /s/ Alan L. Hills
                                         -------------------------------------
                                      Name:    Alan L. Hills
                                      Its:     Vice President


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